                                                                 Exhibit 99.3

              SCHEDULES PURSUANT TO SECTION 3 OF SECURITIES PURCHASE AGREEMENT
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                                   FINAL 6/29/00

Schedule 3(a)
-------------

         Subsidiaries of the Company:

         Intraware Europe Limited
         Incorporated under the laws of England and Wales
         Company No. 3879596

         Intraware Canada, Inc.
         Incorporated under the laws of New Brunswick, Canada
         Corporation No. 511392

Schedule 3(d)
-------------

         None.

Schedule 3(e)
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         NASDAQ listing of additional shares.
         Form D

Schedule 3(k)
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         The Company made the following capital expenditures between March 1,
         2000 and June 27, 2000:

         Description                                   $Amount
                                                        ------

         [DETAIL INTENTIONALLY OMITTED]

         Total                                     $14,687,046
                                                    ----------

         A quarterly update of the Company's financial position is attached hereto as EXHIBIT A to Schedule 3(k) [INTENTIONALLY OMITTED].

Schedule 3(o)

         [INTENTIONALLY OMITTED]

Schedule 3(p)

         (i)  None

         (ii) As of June 23, 2000, options to purchase a total of 4,241,748 shares the Company's Common Stock are granted and outstanding under the Company's stock option plans.

         Warrant to be issued to Heidrick & Struggles for 10,000 shares.

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         (iii) Registration and Information Rights Agreement dated April 14,
         1998

         (iv) None.

         (v) None.

Schedule 3(q)

         (i)  Outstanding Indebtedness

[DETAIL INTENTIONALLY OMITTED]


                                                                                          ---------------
              TOTAL Indebtedness From Property and equipment leases                          $17,270,590
                                                                                          ===============


Bank Line amount outstanding with Imperial Bank                       $500,000


         (ii) [INTENTIONALLY OMITTED]

         (iii) None.

         (iv)  None.

Schedule 3(r)
-------------

         None.

Schedule 3(u)
-------------

         None.

Schedule 3(v)
-------------

         [INTENTIONALLY OMITTED]

Schedule 4(d)

         General corporate purposes.